Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 320,050.38
Total Fee Amount	320,050.38
Total Transaction Valuation	2,090,466,236.00
Total Offset Amount	0.00
Net Fee	$ 0.00